Exhibit 11




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the incorporation of our report dated June 16, 1995 on Managed Accounts Services Portfolio Trust, in this Registration Statement (Form N-1A No. 33-87254) of Pace Funds.

                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
February 23, 1996